================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                 COBANCORP INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                                 COBANCORP INC.
                                CORPORATE CENTER
                           1530 WEST RIVER ROAD NORTH
                             ELYRIA, OHIO 44035-2714
                              PHONE: (216) 329-8000
                               OR: (800) 522-3034

TO OUR SHAREHOLDERS:

    On behalf of the Board of Directors and management, we cordially invite you to attend the Annual Meeting of Shareholders of CoBancorp Inc. (the "Corporation") to be held at the Lorain County Community College, Spitzer Conferencing Center, 1005 North Abbe Road, Elyria, Ohio 44035, on Wednesday, April 16, 1997 at 11:00 a.m.

    The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon.

    In addition to the specific matters to be acted upon, there will be a report on the operations of the Corporation and its wholly-owned subsidiaries, PREMIERBank & Trust and Jefferson Savings Bank. Directors and officers of the Corporation will be present to respond to questions that shareholders may have.

    It is important that your shares be represented at the meeting. Whether or not you plan to attend in person, you are requested to mark, sign, date and promptly return the enclosed proxy in the envelope provided.

Very truly yours,

/s/ John S. Kreighbaum

John S. Kreighbaum
Chairman, President and
Chief Executive Officer

/s/ Timothy W. Esson

Timothy W. Esson
Executive Vice President
and Treasurer


Elyria, Ohio
March 14, 1997

To the Shareholders of
CoBancorp Inc.

    Notice is hereby given that the Annual Meeting of Shareholders (the "Annual Meeting") of CoBancorp Inc. (the "Corporation") will be convened at the Lorain County Community College, Spitzer Conferencing Center, 1005 North Abbe Road, Elyria, Ohio 44035, on Wednesday, April 16, 1997 at 11:00 a.m., for the following purposes:

    1. To elect four (4) Class I directors to a three-year term, expiring at the annual meeting in 2000, or until their successors are elected and qualified.

    2. To ratify the appointment of the firm of Ernst & Young LLP to serve as independent auditors for the Corporation for the year 1997.

    3. To act upon such other matters as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

    Shareholders of record at the close of business on March 12, 1997, are the only shareholders entitled to notice of and to vote at the Annual Meeting.

    IMPORTANT: WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT, PLEASE MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. THIS WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU ARE PRESENT AT THE ANNUAL MEETING.

                                          COBANCORP INC.
                                          By order of the Board of Directors

                                          By: /s/ Lois E. Gunning

                                          Lois E. Gunning
                                          Corporate Secretary
Elyria, Ohio
March 14, 1997
                                       2

                                 COBANCORP INC.
                                CORPORATE CENTER
                           1530 WEST RIVER ROAD NORTH
                             ELYRIA, OHIO 44035-2714

                                 PROXY STATEMENT

                     INFORMATION CONCERNING THE SOLICITATION

    This proxy statement is furnished in connection with the solicitation of proxies to be used at the Annual Shareholders' Meeting (the "Annual Meeting") of CoBancorp Inc. to be held on April 16, 1997, and any adjournments thereof. CoBancorp Inc. (hereinafter called the "Corporation") is a bank holding company owning all of the stock of PREMIERBank & Trust (hereinafter called the "Bank") and Jefferson Savings Bank (hereinafter called "Jefferson").

    The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors of the Corporation. Whether or not you are able to attend in person, it is important that your stock be represented at the Annual Meeting. To make sure your shares are represented at the Annual Meeting, please vote on each matter specified on the enclosed proxy card and return it dated and signed in the enclosed prepaid envelope. The presence of a majority of the outstanding shares of the Corporation's Common Stock in person or by proxy is necessary to constitute a quorum of shareholders for all matters to be considered at the Annual Meeting, other than the election of Directors. The Corporation's Code of Regulations provides that shareholders present at a meeting for election of directors constitute a quorum.

    The cost of preparing, assembling and mailing the proxy material will be borne by the Corporation. The Corporation does not intend to solicit proxies otherwise than by use of the mails, but certain officers and regular employees of the Corporation, or its subsidiaries, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The proxy materials are being mailed to shareholders on or before March 18, 1997.

    Unless revoked, the shares represented by proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by (i) filing written notice thereof with the Secretary of the Corporation at the address above; (ii) submitting a duly executed proxy bearing a later date; or
(iii) appearing at the Annual Meeting and giving the Secretary notice of your intention to vote in person. However, your mere presence at the Annual Meeting will not operate to revoke your proxy.

    The enclosed proxy solicited hereby, if properly signed and returned to the Corporation and not revoked prior to its use, will be voted in accordance with the instructions contained therein. IF NO CONTRARY INSTRUCTIONS ARE GIVEN, EACH PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2 AS SET FORTH HEREIN.

    For the election of directors, a plurality of the votes cast shall be sufficient to elect directors. For the ratification of external auditors and the shareholder proposal, the affirmative vote of a majority of the shares represented and voting at the meeting is required. Broker non-votes have no effect on the vote for the election of directors.

    For all proposals other than the election of directors, proxies marked as abstaining will be treated as present at the Annual Meeting, but will not be counted as voting in favor of such proposals. Accordingly, abstentions as to these proposals will have the same effect as votes against adoption of these proposals. Proxies returned by brokers as "non-votes" on behalf of shares held in street name will also have the same effect as votes against the proposals other than the election of directors.

                  SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

    Shareholder proposals must be received at the Corporation's headquarters, Corporate Center, 1530 West River Road North, Elyria, Ohio 44035-2714, on or before November 15, 1997, to be eligible for presentation at the 1998 Annual Meeting of Shareholders.

                          OUTSTANDING VOTING SECURITIES

    Only shareholders of record at the close of business on March 12, 1997, are entitled to vote at the Annual Meeting. On that day there were issued and outstanding 3,453,824 shares of common stock. Each share of common stock is entitled to one vote. In the event that there are not sufficient votes for a quorum or to approve any proposal at the time of this Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

    The Bank will not vote shares of CoBancorp Inc. stock held by it in any fiduciary capacity unless so directed by the principal involved.

                              BENEFICIAL OWNERSHIP

    Persons and groups owning in excess of 5 percent of the Corporation's stock are required to file certain reports regarding such ownership with the Corporation and the Securities and Exchange Commission (the "SEC"). A person who has or shares voting or investment power, or who has the right to acquire ownership at any time within 60 days, is considered the beneficial owner of the Corporation's stock.

    Listed in the following table are those, as of January 31, 1997, who are known to the Corporation to be the beneficial owners of more than five percent (5%) of the Corporation's outstanding common stock, no par value per share, and the number of shares owned by directors and executive officers as a group. The stock ownership of each director is set forth under the caption "Election of Directors."


      Name and Address of                             Amount and Nature of
      Beneficial Owner                                Beneficial Ownership              Percent of Class
--------------------------------------------------------------------------------------------------------

         PREMIERBank & Trust
         as Trustee
         CoBancorp Inc. Employee
         Stock Ownership Plan (ESOP)
         Corporate Center
         1530 West River Road North
         Elyria, Ohio  44035-2714                           226,144 shares                      6.55%

         All directors and executive
         officers as a group
         (16 people)                                        270,878 shares (1)                  7.84%

    (1) Includes allocated vested shares held in Employee Stock Ownership Plan
(ESOP) and options which are exercisable within 60 days.

                              ELECTION OF DIRECTORS

                        PROPOSAL 1: ELECTION OF DIRECTORS

    The four (4) directors of CoBancorp Inc. in Class I will be reelected at the Annual Meeting, each for a term which will expire at the Annual Meeting in 2000. Each director elected will continue in office until a successor has been elected. If any nominee is unable to serve, which the Board of Directors has no reason to expect, the persons named in the accompanying proxy intend to vote for the balance of those named and for a substitute nominee recommended by the Board of Directors.

    The names of the nominees for directors of the Corporation and the continuing directors are listed in the following table.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH NOMINEE.


                                                                                               Percentage of
                                                                        Shares of Stock        Common
Name and Principal                                   CoBancorp Inc.     Beneficially           Stock
Occupation for the                                   Director           Owned as of            (no par value)
Past Five Years (1)                          Age     Since             January 31, 1997       Outstanding
----------------------------------------------------------------------------------------------------------------
CLASS I
Nominees for Terms Ending in 2000

Theodore S. Altfeld                          53            1988              9,323                      (9)
Vice President                                                               5,307  (3)
EBM Group Corp.
(industrial supplies, steel
service center and scrap
recycling)

Robert S. Cook                               62            1984             52,049                      1.51%
Executive Vice President
R. W. Beckett Corporation
(manufacturer of oil burners)

Michael B. Duffin                            48            1984              4,847                      (9)
President                                                                      797  (3)
Duffin Manufacturing Company
(manufacturer of screw machine
products)

Thomas R. Miklich                            49            1996                100                      (9)
Chief Financial Officer
Invacare Corporation
(manufacturer of durable medical
equipment)


                                                                                               Percentage of
                                                                        Shares of Stock        Common
Name and Principal                                   CoBancorp Inc.     Beneficially           Stock
Occupation for the                                   Director           Owned as of            (no par value)
Past Five Years (1)                          Age     Since              January 31, 1997       Outstanding
----------------------------------------------------------------------------------------------------------------

CLASS II
Continuing Directors Whose Terms End in 1998

Garis F. Distelhorst                         55            1988              7,916                      (9)
President and
Chief Executive Officer
NACSCORP
(Higher education book
and software distribution)

John S. Kreighbaum                           50            1991             52,389  (2) (4)             2.66%
Chairman, President and                                                     39,375  (3)
Chief Executive Officer                                                          1  (7)
CoBancorp Inc.
Chairman and Chief
Executive Officer
PREMIERBank & Trust

Richard J. Stewart                           68            1989             12,851                      (9)
Chairman                                                                     1,384  (3)
Stewart Appliances, Inc.

Richard A. Van Auken                         62            1991              8,942                      (9)
President and
Chief Executive Officer
Jennings and Churella
Construction Company


                                                                                               Percentage of
                                                                        Shares of Stock        Common
Name and Principal                                   CoBancorp Inc.     Beneficially           Stock
Occupation for the                                   Director           Owned as of            (no par value)
Past Five Years (1)                          Age     Since              January 31, 1997       Outstanding
----------------------------------------------------------------------------------------------------------------

CLASS III
Continuing Directors Whose Terms End in 1999

Maureen M. Cromling                          48             1992             1,057                      (9)
President and
Chief Executive Officer
Ross Environmental Services, Inc.

Timothy W. Esson                             47             1996            38,459  (2) (4)             1.11%
Executive Vice President
and Treasurer
CoBancorp Inc.
President
PREMIERBank & Trust

Thomas E. Haywood                            47             1993               378                      (9)
President and                                                                  122  (5)
Chief Executive Officer
Brandau Jewelers, Inc.

Larry D. Jones                               47             1993               448                      (9)
President and                                                                  399  (6)
Chief Executive Officer
Erie Shores Computer, Inc.

A. E. Szambecki                              49             1992             2,040                      (9)
President and                                                                2,680  (6)
Chief Executive Officer                                                        364  (5)
Hallrich, Incorporated                                                         364  (8)
(Pizza Hut restaurants)

(1) Mr. Kreighbaum was advanced to Chairman, President and Chief Executive Officer of the Corporation and Chairman and Chief Executive Officer of the Bank January 1, 1996, while Mr. Esson was elected President of the Bank at that time also. There has been no other change in principal occupation or employment during the past five years.
(2)    Includes shares owned directly and options which are exercisable.
(3)    Owned by spouse.
(4)    Includes allocated vested shares held in Employee Stock Ownership Plan
       (ESOP).
(5)    Held as custodian for minor child(ren).
(6)    Joint tenant with spouse.
(7)    Owned by child(ren).
(8)    Held in trust.
(9)    Less than 1%.

                                 DIRECTORS' FEES

    During 1996, no salaries or fees were paid by CoBancorp Inc. to its directors or executive officers. All of the directors, with the exception of Mr. Thomas R. Miklich and executive officers of the Corporation are also directors and officers of the Bank. Directors of the Bank received $600 for each board meeting attended. Non-officer directors of the Bank received $200 for each committee meeting attended.

           COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

    The Board of Directors, which is responsible for the overall affairs of the Corporation, conducts its business through meetings of the Board. The Corporation's Board of Directors met eleven times during fiscal year 1996. The Corporation has no committees other than the committee that administers the Corporation's Long-Term Incentive Plan. Members of this committee were Robert S. Cook, Michael B. Duffin and Richard A. Van Auken.

    The Board of Directors of the Bank met fourteen times for regularly scheduled meetings. The Board of Directors of the Bank has Audit, Board Affairs, CRA, Facilities, Investment, Loan, Nominating, Salary and Benefits, and Trust Committees.

    The Audit Committee met five times during the last fiscal year with the Bank's and Corporation's independent auditors, Ernst & Young LLP, to review the previous fiscal year, scope of the audit and any additional items of importance such as internal accounting procedures and controls. Members of the Audit Committee were Michael B. Duffin, Chairperson, Thomas E. Haywood, Sharon L. Herzer and Larry D. Jones.

    The CRA Committee met three times during 1996. This committee monitors and coordinates the Bank's efforts to determine the community's banking needs, develop products and services which meet those identified needs, market products and services developed and ensure all individuals and segments of the community are served in a non-discriminatory manner. Members of the committee were Larry
D. Jones, Chairperson, Theodore S. Altfeld, Michael B. Duffin, Timothy W. Esson and John S. Kreighbaum.

    The Investment Committee met once during the year. This committee is responsible for reviewing investment activity of the Bank. Members of this committee were Thomas R. Miklich, Chairperson, Timothy W. Esson, John S. Kreighbaum and Sharon L. Herzer.

    The Loan Committee met twelve times during the last fiscal year to consider credit commitments and to review the quality of the loan portfolio. Members of the Loan Committee were Theodore S. Altfeld, Chairperson, Robert S. Cook, Maureen M. Cromling, Timothy W. Esson, John S. Kreighbaum and Richard A. Van Auken. Alternate committee members were Sharon L. Herzer and Richard J. Stewart.

    The Salary and Benefits Committee met twice during the last fiscal year. This committee recommends the basic wage and salary administration of the Bank and reviews compensation arrangements and benefits for all officers of the Bank. Committee members were Garis F. Distelhorst, Chairperson, Robert S. Cook, Thomas
R. Miklich and Jerry M. Wolf.

    The Trust Committee met twelve times during 1996. This committee provides guidance in such matters as trust investment practices and appropriate fee structure. Members of the Trust Committee are Richard J. Stewart, Chairperson, Timothy W. Esson and Sharon L. Herzer.

    Mr. Miklich attended less than 75% of the combined total of the Board of Directors and Investment Committee meetings during the last fiscal year.

    The Board Affairs Committee, Facilities Committee and Nominating Committee did not meet during the year.

                       COMPENSATION OF EXECUTIVE OFFICERS

    The following table is a summary of certain information concerning the compensation awarded or paid to, or earned by, certain Executive Officers during each of the last three fiscal years.

                          SUMMARY COMPENSATION TABLE

                                                                                       Long-Term
                                                                                     Compensation     All Other
                                                         Annual Compensation            Awards       Compensation
                                                         -------------------        ---------------  ------------
                                                                                      Securities
        Name and Principal                                                            Underlying
             Position                    Year         Salary ($)      Bonus ($)       Options (#)           ($)
    --------------------------           ----         ----------      ---------     ---------------  ------------

    John S. Kreighbaum                   1996       210,012             20,000      10,000          20,761(1)(3)
      Chairman, President                1995       200,004             60,000           0          19,710(1)(3)
      and Chief Executive Officer        1994       182,016             48,500           0          16,173(1)(3)

    Timothy W. Esson                     1996       150,000             20,000       5,000          14,520(1)(3)
      Executive Vice President           1995       110,256             45,500           0           6,836(1)
      and Treasurer                      1994       106,008             34,506      11,466(2)        6,215(1)

    James R. Bryden                      1996       102,301             20,000           0           8,889(1)
      Regional President/                1995        94,008             38,200           0           8,081(1)
      North Central District             1994        82,000             12,013           0           7,346(1)
      PREMIERBank & Trust

    Robert J. Scott                      1996       102,773              7,500           0             810(1)
      Senior Vice President              1995        98,808             20,000           0             736(1)
      Director of Investment             1994        95,004             16,000       6,665(2)        3,718(1)
      Management and Trust
      Services - PREMIERBank &
      Trust

(1) As a result of the pension restatement, the Bank established an Executive Supplemental Income Plan (the "ESI" ) in 1985. All officers of the Bank are covered by the ESI. The ESI was established to bring officer retirement to a more realistic level of compensation. The cost is offset by proceeds from a life insurance contract of which the Bank is beneficiary.
(2)  Adjusted for a three percent stock dividend in 1995.
(3)  Includes director's fees.

                        OPTION GRANTS IN LAST FISCAL YEAR



                                                                                     Potential Realizable
                                                                                       Value at Assumed
                                                                                     Annual Rates of Stock
                                                                                    Price Appreciation for
                                                                                          Option Term
                              Individual Grants                                         (10 years) (1)
-------------------------------------------------------------------------------     ------------------------


                           Number
                             of         % of Total
                         Securities      Options
                         Underlying     Granted to
                          Options/      Employees     Exercise or
                           Granted      In Fiscal     Base Price     Expiration
         Name                (#)           Year        ($/Share)        Date        5% ($)       10% ($)
----------------------- -------------- ------------- -------------- ------------- ------------ -------------

John S. Kreighbaum         10,000          67%          $19.69       05/05/2006   $123,850     $313,859

Timothy W. Esson            5,000          33%          $19.69       05/05/2006    $61,925     $156,929

The total number of shares granted to all officers as a group in 1996 was 15,000 shares.

(1) The dollar gains under these columns result from calculation assuming 5% and 10% growth rates as set by the SEC and are not intended to forecast future price appreciation of common stock of the Corporation. The gains reflect a future value based upon growth at these prescribed rates. The Corporation did not use an alternative formula for a grant date valuation, an approach which would state gains at present, and therefore, lower value. The Corporation is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors. It is important to note that options have value to the listed executive and to all option recipients ONLY IF THE STOCK PRICE ADVANCES BEYOND THE GRANT DATE PRICE shown in the table during the effective option period.

                                       13

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

                                                       Number of Unexercised
                                                         Options Securities
                                                        Underlying at Fiscal
                                                            Year-End (#)        Value of Unexercised
                                Shares Acquired on        Exercisable (E)/    In-the-Money Options at
           Name                    Exercise (#)          Unexercisable (U)      Fiscal Year-End ($)
---------------------------- ------------------------- ----------------------- ------------------------

John S. Kreighbaum                       0              38,086(E)(1)                 $367,530(3)
                                         0              10,000(U)                     $18,100(5)

Timothy W. Esson                         0              14,281(E)(1)                 $137,812(3)
                                         0              11,466(E)(2)                       $0(4)
                                         0               5,000(U)                     $11,050(5)

James R. Bryden                          0              14,281(E)(1)                 $137,812(3)

Robert J. Scott                          0               6,665(E)(2)                       $0(4)

(1) Adjusted for a three percent stock dividend in 1995, four-for-three stock splits in 1994 and 1993, and a four percent stock dividend in 1992.
(2)    Adjusted for a three percent stock dividend in 1995.
(3) Values are calculated by subtracting the exercise price from the fair market value of the stock as of year-end. The difference between the fair market value and the exercise price is $9.65.
(4) Values are calculated by subtracting the exercise price from the fair market value of the stock as of year-end. The difference between the fair market value and the exercise price is a negative $0.59.
(5) Values are calculated by subtracting the exercise price from the fair market value of the stock as of year-end. The difference between the fair market value and the exercise price is $1.81.

         SALARY AND BENEFITS COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Bank's compensation package for certain executive officers consists of base salary and discretionary performance bonuses. Amounts of compensation are determined by the Salary and Benefits Committee of the Board of Directors. The Committee is composed entirely of nonemployee directors who are "disinterested persons" under SEC regulations and who have no "interlocking" relationship with the Corporation. The Committee is of the belief that a strong link should exist between executive compensation and the value delivered to shareholders. This link should be seen as enhanced shareholder value and return as represented by positive return on assets (ROA) and return on equity (ROE) trends. Additionally, it is the Committee's belief that base salary should be carefully balanced with long- and short-range financial and nonfinancial objectives.

    Base Salary: Base salary levels are established by the Committee to be competitive in the market in order to attract and retain qualified executives.

    Long-Term Incentive Plan: The purpose of the Long-Term Incentive Plan is to enable the Corporation to attract and retain officers and key employees of the Corporation and any subsidiary and to provide such persons incentives and rewards for performance. The Plan is designed to encourage such persons to become owners of common stock of the Corporation to increase their interest in the Corporation's long-term success, to provide incentive equity opportunities that are competitive with other similarly situated corporations and to stimulate employees by recognizing their achievements. The Plan provides for grants of Incentive Stock Options, Nonqualified Stock Options, Performance Awards and Restricted Stock to selected employees.

    Management Incentive Compensation Plan: The Management Incentive Compensation Plan was adopted by the Board of Directors of the Corporation, effective January 1, 1994, and was designed to promote shareholder interests through the maximization of profitability of the Bank, consistent with the Bank's policies. Bank performance is measured in terms of return on assets
(ROA). The Management Incentive Compensation Plan provides cash incentives for those members of management who most directly affect the success and profitability of the Bank and who cause the Bank to attain and sustain high levels of performance based on safe and sound operating strategies.

    The 1996 compensation paid to the Chairman and Chief Executive Officer (Mr. John S. Kreighbaum) consisted of base salary and management incentive compensation as described above. In reviewing Mr. Kreighbaum's performance as Chairman and Chief Executive Officer, the Salary and Benefits Committee favorably considered Mr. Kreighbaum's performance relative to a number of factors (without, however, assigning any specific weights to such factors) including but not limited to profitability, asset quality, earnings per share, expansion and strategic positioning. The Committee seeks to establish compensation for Mr. Kreighbaum at a level commensurate with the Bank's corporate performance, peer group competitors and the individual officer's performance.

     The following graph highlights performance over the last seven years. Specific financial performance measurements are referenced in the Corporation's 1996 Annual Report to Shareholders.


                         NET INCOME FOR THE YEARS ENDED
                           DECEMBER 31, 1989 THROUGH
                               DECEMBER 31, 1996


                                            YEAR ENDED DECEMBER 31
   -------- ----------- ------------ ----------- ----------- ----------- ----------- ----------- -----------
                  1989         1990        1991        1992        1993        1994        1995        1996
                  ----         ----        ----        ----        ----        ----        ----        ----
   Net
   Income   $2,735,175   $1,832,892  $3,253,607  $4,377,796  $5,280,599  $5,685,696  $6,401,954  $7,132,392
   -------- ----------- ------------ ----------- ----------- ----------- ----------- ----------- -----------



Salary and Benefits Committee

Garis F. Distelhorst, Chairperson                   Thomas R. Miklich, Member
Robert S. Cook, Member                              Jerry M. Wolf, Member

                                 COBANCORP INC.
                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
   COBANCORP INC., S&P 500 AND S&P BANKS COMPOSITE (WITH DIVIDENDS REINVESTED)


The following graph sets forth the cumulative total shareholder return (assuming reinvestment of dividends) to CoBancorp Inc.'s shareholders during the five-year period ended December 31, 1996, as well as an overall stock market index (S&P
500) and CoBancorp Inc.'s peer group index (S&P Banks Composite).


                       COBANCORP INC. VS. MARKET INDICES

   ---------------------------------- ----------- ----------- ---------- ----------- ----------- -----------
                                          1/1/92    12/31/92   12/31/93    12/31/94    12/31/95    12/31/96
                                          ------    --------   --------    --------    --------    --------
   COBANCORP INC.                           $100        $126       $203        $225        $193        $220
   S&P 500                                  $100        $108       $118        $120        $165        $203
   S&P BANKS COMPOSITE                      $100        $132       $145        $138        $220        $311
   ---------------------------------- ----------- ----------- ---------- ----------- ----------- -----------


The stock performance graph assumes $100 was invested on January 1, 1992.

                              EMPLOYMENT AGREEMENTS

    CoBancorp Inc. and PremierBank & Trust have separate employment agreements with each of Messrs. Kreighbaum and Esson for their employment.

    On November 16, 1990, the Corporation and the Bank entered into an employment agreement with Mr. John S. Kreighbaum. The employment agreement provides for a term of five years, commencing January 1, 1991. The agreement is automatically extended (absent Board objection) for an additional year commencing on January 1, 1994. The effect of this provision is that the contract will then have a three-year term. Under the terms of his employment agreement, Mr. Kreighbaum receives a base salary of $136,000 per year, subject to annual adjustment by the Board of Directors of the Bank. Additionally, in the event that (i) Mr. Kreighbaum is involuntarily terminated within two years following a change in control of the Corporation, (ii) Mr. Kreighbaum voluntarily terminates his employment for good reason within two years after a change in control of the Corporation or (iii) Mr. Kreighbaum is terminated for any reason other than cause, Mr. Kreighbaum will receive his base salary for the remaining term of the agreement.

    On December 31, 1993, the Corporation and the Bank entered into an employment agreement with Mr. Timothy W. Esson. The employment agreement provides for a term of two years, commencing December 31, 1993. The agreement is automatically extended (absent Board objection) for an additional year commencing on December 31, 1994. The effect of this provision is that the contract will then have a two-year term. Under the terms of his employment agreement, Mr. Esson receives a base salary of $106,000 per year, subject to annual adjustment by the Board of Directors of the Bank. Additionally, in the event that (i) Mr. Esson is involuntarily terminated within two years following a change in control of the Corporation, or (ii) Mr. Esson voluntarily terminates his employment for good reason within one year after a change in control of the Corporation, Mr. Esson will receive a payment equal to two years' base salary. In the event Mr. Esson is terminated for any reason other than cause, Mr. Esson will receive his base salary for the remaining term of the agreement.

                                  PENSION PLAN

    PremierBank & Trust's Pension Plan was amended and restated as of January 1, 1994, to comply with technical requirements of ERISA. The Plan is a trusteed noncontributory defined benefit pension plan covering all officers and employees who become eligible for entry in the plan upon the basis of age and one year of service. Retirement benefits under the provisions of the Bank's retirement plan are computed by a formula, the factors of which include compensation, years of service and the Social Security taxable wage base. Normal retirement is at 65 years of age and the plan provides for benefit payments for life in the amount of 37.5 percent of average monthly compensation reduced proportionately for less than 15 years of credited service plus 12.5 percent of such compensation in excess of the maximum average monthly wage, as defined for the Social Security taxable wage base, which is (reduced proportionately for less than 20 years of credited service) at normal retirement age.

    Assuming the employee selects the normal form of benefit payable, the following annual benefits are payable under the formula to an employee retiring at such date in specified average compensation and years of service classification:


                                                Years of Credited Service
        Career Average           --------------------------------------------------------------
        Compensation (1)                 10              20                 30              35
       ----------------------------------------------------------------------------------------

      $125,000                      37,450            59,275           59,275            59,275
       150,000                      45,263            71,775           71,775            71,775
       175,000                      45,263            71,775           71,775            71,775
       200,000                      64,617            96,925           96,925             9,925
       225,000                      72,950           109,425          109,425           109,425
       250,000                      72,950           114,845          114,845           114,845
       300,000                      75,563           114,845          114,845           114,845
       400,000                      75,563           114,845          114,845           114,845
       450,000                      75,563           114,845          114,845           114,845
       500,000                      75,563           114,845          114,845           114,845

     (1) The average annual compensation includes the participant's salary and bonus. The years of credited service for individuals listed in the Summary Compensation Table are six years for John S. Kreighbaum, sixteen years for Timothy W. Esson, four years for Robert J. Scott and nine years for James R. Bryden.

                     TRANSACTIONS WITH MANAGEMENT AND OTHERS

    The Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with directors, officers, principal shareholders and their associates, on the same terms, including interest rates and collateral on loans, as those prevailing at the time for comparable transactions with others.

                PROPOSAL 2: RATIFICATION OF INDEPENDENT AUDITORS

    The Board of Directors has reappointed Ernst & Young LLP as independent accountants to audit the financial statements of the Bank and the Corporation and to report to the Ohio Superintendent of Banks and the Boards of Directors of the Bank and the Corporation as provided by Section 1115.12 of the Ohio Revised Code. One or more members of the firm of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if desired, and will be available to respond to questions. This appointment is presented to the shareholders for ratification. No determination has been made as to what action the Board of Directors would take if the shareholders do not ratify the appointment.

    RATIFICATION OF ERNST & YOUNG LLP AS THE CORPORATION'S INDEPENDENT AUDITORS REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE SHARES REPRESENTED AND VOTING AT THE MEETING.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF ERNST & YOUNG AS THE CORPORATION'S INDEPENDENT AUDITORS.

                                  OTHER MATTERS

    As of the date of this proxy statement, the Board of Directors is not informed of any matters, other than those stated above, that may be brought before the Annual Meeting. The persons named in the enclosed form of proxy or their substitutes will vote with respect to any such matters in accordance with their best judgment.

COBANCORP INC.

By:

/s/ John S. Kreighbaum
------------------------
John S. Kreighbaum
Chairman, President and
Chief Executive Officer

/s/ Timothy W. Esson
------------------------
Timothy W. Esson
Executive Vice President
and Treasurer


Elyria, Ohio
March 14, 1997


/  X  /   PLEASE MARK VOTES                              REVOCABLE PROXY
          AS IN THIS EXAMPLE                              COBANCORP INC.
                                                                                                                            FOR ALL
                                                                                                        FOR      WITHHOLD   EXCEPT
        ANNUAL MEETING OF SHAREHOLDERS                             1. The election of four (4)        |     |    |     |    |     |
                 APRIL 16, 1997                                       Class I Directors               |     |    |     |    |     |
                                                                      (except as marked to the
                                                                      contrary below):
  The undersigned hereby appoints Maureen M. Cromling, Garis F.
  Distelhorst and Larry D. Jones as Proxies, each with the power      THEODORE S. ALTFELD, ROBERT S. COOK,
  to appoint his or her substitute, and hereby authorizes them        MICHAEL B. DUFFIN AND THOMAS R. MIKLICH
  to represent and to vote as designated below, all the shares
  of stock of COBANCORP INC. held of record by the undersigned     INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
  on March 12, 1997, at the Annual Meeting of Shareholders to      INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT
  be held on April 16, 1997, or any adjournments thereof.          NOMINEE'S NAME IN THE SPACE PROVIDED.

                                                                   --------------------------------------------------------------
--------------------------------------------------------------
|                                                            |                                          FOR      AGAINST    ABSTAIN
|                                                            |     2. To ratify the appointment of    |     |    |     |    |     |
|                                                            |        the firm of Ernst & Young LLP   |     |    |     |    |     |
|                                                            |        to serve as independent
|                                                            |        auditors for the Corporation
|                                                            |        for the year 1997.
|                                                            |
|                                                            |     3. To act upon such other matters  |     |    |     |    |     |
|                                                            |        as may properly come before     |     |    |     |    |     |
|                                                            |        the Annual Meeting or any
--------------------------------------------------------------        adjournments thereof.
                                       -----------------------
   Please be sure to sign and date     | Date                |
    this Proxy in the box below.       |                     |        Please sign exactly as your
-------------------------------------------------------------|     name appears on this card. When
|                                                            |     shares are held by joint tenants,
|                                                            |     both should sign. When signing as
|                                                            |     attorney, executor, administrator,
|                                                            |     trustee or guardian, please so
|                                                            |     indicate.
---Shareholder sign above-----Co-holder (if any) sign above---

 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                             DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.

                                                          COBANCORP INC.
  ------------------------------------------------------------------------------------------------------------------------------
                                                        PLEASE ACT PROMPTLY
                                              SIGN, DATE & MAIL YOUR PROXY CARD TODAY
  ------------------------------------------------------------------------------------------------------------------------------
